Form N-CSR Item 12(c) Exhibit

Dear Eaton Vance Fund Shareholder:

This notice provides shareholders of the Eaton Vance Tax-Managed Buy-Write Opportunities Fund (NYSE: ETV) with important information concerning the distribution declared in July 2013. You are receiving this notice as a requirement of the Fund’s managed distribution plan (Plan). The Board of Trustees approved the implementation of the Plan to make monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share. This information is sent to you for informational purposes only and is an estimate of the sources of the July distribution. It is not determinative of the tax character of the Fund’s distributions for the 2013 calendar year.

The amounts and sources of distributions reported in this notice are estimates, are not being provided for tax reporting purposes and the distribution may later be determined to be from other sources including realized short-term gains, long-term gains, to the extent permitted by law, and return of capital. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Distribution Period: July 2013

Distribution Amount per Common Share: $0.1108

The following table sets forth an estimate of the sources of the Fund’s July distribution and its cumulative distributions paid this fiscal year to date. Amounts are expressed on a per common share basis and as a percentage of the distribution amount.

Eaton Vance Tax-Managed Buy-Write Opportunities Fund

Source	Current Distribution	% of Current Distribution	Cumulative Distributions for the Fiscal Year-to-Date[1]	% of the Cumulative Distributions for the Fiscal Year-to-Date1
Net Investment Income	$0.0114	10.3%	$0.0729	9.4%
Net Realized Short-Term Capital Gains	$0.0000	0.0%	$0.0000	0.0%
Net Realized Long-Term Capital Gains	$0.0000	0.0%	$0.0000	0.0%
Return of Capital or Other Capital Source(s)	$0.0994	89.7%	$0.7027	90.6%

Total per common share	$0.1108	100.0%	$0.7756	100.0%

[1]	The Fund’s fiscal year is January 1, 2013 to December 31, 2013

IMPORTANT DISCLOSURE: You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Plan. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’ The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and/or tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Set forth in the table below is information relating to the Fund’s performance based on its net asset value (NAV) for certain periods.

Average annual total return at NAV for the 5-year period ended on June 30, 2013[1]	10.54%
Annualized current distribution rate expressed as a percentage of NAV as of June 30, 2013[2]	9.48%
Cumulative total return at NAV for the fiscal year through June 30, 2013[3]	7.16%
Cumulative fiscal year to date distribution rate as a percentage of NAV as of June 30, 2013[4]	4.74%

[1]	Average annual total return at NAV represents the simple arithmetic average of the annual NAV total returns of the Fund for the 5-year period ended on June 30, 2013.
[2]	The annualized current distribution rate is the cumulative distribution rate annualized as a percentage of the Fund’s NAV as of June 30, 2013.
[3]	Cumulative total return at NAV is the percentage change in the Fund’s NAV for the period from the beginning of its fiscal year to June 30, 2013 including distributions paid and assuming reinvestment of those distributions.
[4]	Cumulative fiscal year distribution rate for the period from the beginning of its fiscal year to June 30, 2013 measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of June 30, 2013.

If you have any questions regarding this information, please contact your investment advisor or an Eaton Vance Investor Services associate at 1-800-262-1122. Our associates are available to assist you Monday-Friday 8:00 a.m. to 6:00 p.m., Eastern Time.

NOTE: This correspondence is for informational purposes only and should not be relied upon to project the tax character of actual Fund distributions for the 2013 calendar year.

NO ACTION IS REQUIRED ON YOUR PART.

Eaton Vance Tax-Managed Buy-Write Opportunities Fund

July 31, 2013

Dear Eaton Vance Fund Shareholder:

This notice provides shareholders of the Eaton Vance Tax-Managed Buy-Write Opportunities Fund (NYSE: ETV) with important information concerning the distribution declared in August 2013. You are receiving this notice as a requirement of the Fund’s managed distribution plan (Plan). The Board of Trustees approved the implementation of the Plan to make monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share. This information is sent to you for informational purposes only and is an estimate of the sources of the August distribution. It is not determinative of the tax character of the Fund’s distributions for the 2013 calendar year.

The amounts and sources of distributions reported in this notice are estimates, are not being provided for tax reporting purposes and the distribution may later be determined to be from other sources including realized short-term gains, long-term gains, to the extent permitted by law, and return of capital. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Distribution Period: August 2013

Distribution Amount per Common Share: $0.1108

The following table sets forth an estimate of the sources of the Fund’s August distribution and its cumulative distributions paid this fiscal year to date. Amounts are expressed on a per common share basis and as a percentage of the distribution amount.

Eaton Vance Tax-Managed Buy-Write Opportunities Fund

Source	Current Distribution	% of Current Distribution	Cumulative Distributions for the Fiscal Year-to-Date[1]	% of the Cumulative Distributions for the Fiscal Year-to-Date[1]
Net Investment Income	$0.0112	10.1%	$0.0842	9.5%
Net Realized Short-Term Capital Gains	$0.0000	0.0%	$0.0000	0.0%
Net Realized Long-Term Capital Gains	$0.0000	0.0%	$0.0000	0.0%
Return of Capital or Other Capital Source(s)	$0.0996	89.9%	$0.8022	90.5%

Total per common share	$0.1108	100.0%	$0.8864	100.0%

[1]	The Fund’s fiscal year is January 1, 2013 to December 31, 2013

IMPORTANT DISCLOSURE: You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Plan. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’ The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and/or tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Set forth in the table below is information relating to the Fund’s performance based on its net asset value (NAV) for certain periods.

Average annual total return at NAV for the 5-year period ended on July 31, 2013[1]	11.17%
Annualized current distribution rate expressed as a percentage of NAV as of July 31, 2013[2]	9.29%
Cumulative total return at NAV for the fiscal year through July 31, 2013[3]	10.20%
Cumulative fiscal year to date distribution rate as a percentage of NAV as of July 31, 2013[4]	5.42%

[1]	Average annual total return at NAV represents the simple arithmetic average of the annual NAV total returns of the Fund for the 5-year period ended on July 31, 2013.
[2]	The annualized current distribution rate is the cumulative distribution rate annualized as a percentage of the Fund’s NAV as of July 31, 2013.
[3]	Cumulative total return at NAV is the percentage change in the Fund’s NAV for the period from the beginning of its fiscal year to July 31, 2013 including distributions paid and assuming reinvestment of those distributions.
[4]	Cumulative fiscal year distribution rate for the period from the beginning of its fiscal year to July 31, 2013 measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of July 31, 2013.

If you have any questions regarding this information, please contact your investment advisor or an Eaton Vance Investor Services associate at 1-800-262-1122. Our associates are available to assist you Monday-Friday 8:00 a.m. to 6:00 p.m., Eastern Time.

NOTE: This correspondence is for informational purposes only and should not be relied upon to project the tax character of actual Fund distributions for the 2013 calendar year.

NO ACTION IS REQUIRED ON YOUR PART.

Eaton Vance Tax-Managed Buy-Write Opportunities Fund

August 30, 2013

Dear Eaton Vance Fund Shareholder:

This notice provides shareholders of the Eaton Vance Tax-Managed Buy-Write Opportunities Fund (NYSE: ETV) with important information concerning the distribution declared in September 2013. You are receiving this notice as a requirement of the Fund’s managed distribution plan (Plan). The Board of Trustees approved the implementation of the Plan to make monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share. This information is sent to you for informational purposes only and is an estimate of the sources of the September distribution. It is not determinative of the tax character of the Fund’s distributions for the 2013 calendar year.

The amounts and sources of distributions reported in this notice are estimates, are not being provided for tax reporting purposes and the distribution may later be determined to be from other sources including realized short-term gains, long-term gains, to the extent permitted by law, and return of capital. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Distribution Period: September 2013

Distribution Amount per Common Share: $0.1108

The following table sets forth an estimate of the sources of the Fund’s September distribution and its cumulative distributions paid this fiscal year to date. Amounts are expressed on a per common share basis and as a percentage of the distribution amount.

Eaton Vance Tax-Managed Buy-Write Opportunities Fund

Source	Current Distribution	% of Current Distribution	Cumulative Distributions for the Fiscal Year-to-Date[1]	% of the Cumulative Distributions for the Fiscal Year-to-Date[1]
Net Investment Income	$0.0109	9.8%	$0.0947	9.5%
Net Realized Short-Term Capital Gains	$0.0000	0.0%	$0.0000	0.0%
Net Realized Long-Term Capital Gains	$0.0000	0.0%	$0.0000	0.0%
Return of Capital or Other Capital Source(s)	$0.0999	90.2%	$0.9025	90.5%

Total per common share	$0.1108	100.0%	$0.9972	100.0%

[1]	The Fund’s fiscal year is January 1, 2013 to December 31, 2013

IMPORTANT DISCLOSURE: You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Plan. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’ The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and/or tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Set forth in the table below is information relating to the Fund’s performance based on its net asset value (NAV) for certain periods.

Average annual total return at NAV for the 5-year period ended on August 31, 2013[1]	10.60%
Annualized current distribution rate expressed as a percentage of NAV as of August 31, 2013[2]	9.49%
Cumulative total return at NAV for the fiscal year through August 31, 2013[3]	8.80%
Cumulative fiscal year to date distribution rate as a percentage of NAV as of August 31, 2013[4]	6.33%

[1]	Average annual total return at NAV represents the simple arithmetic average of the annual NAV total returns of the Fund for the 5-year period ended on August 31, 2013.
[2]	The annualized current distribution rate is the cumulative distribution rate annualized as a percentage of the Fund’s NAV as of August 31, 2013.
[3]	Cumulative total return at NAV is the percentage change in the Fund’s NAV for the period from the beginning of its fiscal year to August 31, 2013 including distributions paid and assuming reinvestment of those distributions.
[4]	Cumulative fiscal year distribution rate for the period from the beginning of its fiscal year to August 31, 2013 measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of August 31, 2013.

If you have any questions regarding this information, please contact your investment advisor or an Eaton Vance Investor Services associate at 1-800-262-1122. Our associates are available to assist you Monday-Friday 8:00 a.m. to 6:00 p.m., Eastern Time.

NOTE: This correspondence is for informational purposes only and should not be relied upon to project the tax character of actual Fund distributions for the 2013 calendar year.

NO ACTION IS REQUIRED ON YOUR PART.

Eaton Vance Tax-Managed Buy-Write Opportunities Fund

September 30, 2013

Dear Eaton Vance Fund Shareholder:

This notice provides shareholders of the Eaton Vance Tax-Managed Buy-Write Opportunities Fund (NYSE: ETV) with important information concerning the distribution declared in October 2013. You are receiving this notice as a requirement of the Fund’s managed distribution plan (Plan). The Board of Trustees approved the implementation of the Plan to make monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share. This information is sent to you for informational purposes only and is an estimate of the sources of the October distribution. It is not determinative of the tax character of the Fund’s distributions for the 2013 calendar year.

The amounts and sources of distributions reported in this notice are estimates, are not being provided for tax reporting purposes and the distribution may later be determined to be from other sources including realized short-term gains, long-term gains, to the extent permitted by law, and return of capital. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Distribution Period: October 2013

Distribution Amount per Common Share: $0.1108

The following table sets forth an estimate of the sources of the Fund’s October distribution and its cumulative distributions paid this fiscal year to date. Amounts are expressed on a per common share basis and as a percentage of the distribution amount.

Eaton Vance Tax-Managed Buy-Write Opportunities Fund

Source	Current Distribution	% of Current Distribution	Cumulative Distributions for the Fiscal Year-to-Date[1]	% of the Cumulative Distributions for the Fiscal Year-to-Date[1]
Net Investment Income	$0.0109	9.8%	$0.1064	9.6%
Net Realized Short-Term Capital Gains	$0.0000	0.0%	$0.0000	0.0%
Net Realized Long-Term Capital Gains	$0.0000	0.0%	$0.0000	0.0%
Return of Capital or Other Capital Source(s)	$0.0999	90.2%	$1.0016	90.4%

Total per common share	$0.1108	100.0%	$1.1080	100.0%

[1]	The Fund’s fiscal year is January 1, 2013 to December 31, 2013

IMPORTANT DISCLOSURE: You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Plan. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’ The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and/or tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Set forth in the table below is information relating to the Fund’s performance based on its net asset value (NAV) for certain periods.

Average annual total return at NAV for the 5-year period ended on September 30, 2013[1]	12.66%
Annualized current distribution rate expressed as a percentage of NAV as of September 30, 2013[2]	9.38%
Cumulative total return at NAV for the fiscal year through September 30, 2013[3]	10.97%
Cumulative fiscal year to date distribution rate as a percentage of NAV as of September 30, 2013[4]	7.04%

[1]	Average annual total return at NAV represents the simple arithmetic average of the annual NAV total returns of the Fund for the 5-year period ended on September 30, 2013.
[2]	The annualized current distribution rate is the cumulative distribution rate annualized as a percentage of the Fund’s NAV as of September 30, 2013.
[3]	Cumulative total return at NAV is the percentage change in the Fund’s NAV for the period from the beginning of its fiscal year to September 30, 2013 including distributions paid and assuming reinvestment of those distributions.
[4]	Cumulative fiscal year distribution rate for the period from the beginning of its fiscal year to September 30, 2013 measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of September 30, 2013.

If you have any questions regarding this information, please contact your investment advisor or an Eaton Vance Investor Services associate at 1-800-262-1122. Our associates are available to assist you Monday-Friday 8:00 a.m. to 6:00 p.m., Eastern Time.

NOTE: This correspondence is for informational purposes only and should not be relied upon to project the tax character of actual Fund distributions for the 2013 calendar year.

NO ACTION IS REQUIRED ON YOUR PART.

Eaton Vance Tax-Managed Buy-Write Opportunities Fund

October 31, 2013

Dear Eaton Vance Fund Shareholder:

This notice provides shareholders of the Eaton Vance Tax-Managed Buy-Write Opportunities Fund (NYSE: ETV) with important information concerning the distribution declared in November 2013. You are receiving this notice as a requirement of the Fund’s managed distribution plan (Plan). The Board of Trustees approved the implementation of the Plan to make monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share. This information is sent to you for informational purposes only and is an estimate of the sources of the November distribution. It is not determinative of the tax character of the Fund’s distributions for the 2013 calendar year.

The amounts and sources of distributions reported in this notice are estimates, are not being provided for tax reporting purposes and the distribution may later be determined to be from other sources including realized short-term gains, long-term gains, to the extent permitted by law, and return of capital. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Distribution Period: November 2013

Distribution Amount per Common Share: $0.1108

The following table sets forth an estimate of the sources of the Fund’s November distribution and its cumulative distributions paid this fiscal year to date. Amounts are expressed on a per common share basis and as a percentage of the distribution amount.

Eaton Vance Tax-Managed Buy-Write Opportunities Fund

Source	Current Distribution	% of Current Distribution	Cumulative Distributions for the Fiscal Year-to-Date[1]	% of the Cumulative Distributions for the Fiscal Year-to-Date[1]
Net Investment Income	$0.0104	9.4%	$0.1170	9.6%
Net Realized Short-Term Capital Gains	$0.0000	0.0%	$0.0000	0.0%
Net Realized Long-Term Capital Gains	$0.0000	0.0%	$0.0000	0.0%
Return of Capital or Other Capital Source(s)	$0.1004	90.6%	$1.1018	90.4%

Total per common share	$0.1108	100.0%	$1.2188	100.0%

[1]	The Fund’s fiscal year is January 1, 2013 to December 31, 2013

IMPORTANT DISCLOSURE: You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Plan. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’ The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and/or tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Set forth in the table below is information relating to the Fund’s performance based on its net asset value (NAV) for certain periods.

Average annual total return at NAV for the 5-year period ended on October 31, 2013[1]	16.15%
Annualized current distribution rate expressed as a percentage of NAV as of October 31, 2013[2]	9.18%
Cumulative total return at NAV for the fiscal year through October 31, 2013[3]	14.41%
Cumulative fiscal year to date distribution rate as a percentage of NAV as of October 31, 2013[4]	7.65%

[1]	Average annual total return at NAV represents the simple arithmetic average of the annual NAV total returns of the Fund for the 5-year period ended on October 31, 2013.
[2]	The annualized current distribution rate is the cumulative distribution rate annualized as a percentage of the Fund’s NAV as of October 31, 2013.
[3]	Cumulative total return at NAV is the percentage change in the Fund’s NAV for the period from the beginning of its fiscal year to October 31, 2013 including distributions paid and assuming reinvestment of those distributions.
[4]	Cumulative fiscal year distribution rate for the period from the beginning of its fiscal year to October 31, 2013 measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of October 31, 2013.

If you have any questions regarding this information, please contact your investment advisor or an Eaton Vance Investor Services associate at 1-800-262-1122. Our associates are available to assist you Monday-Friday 8:00 a.m. to 6:00 p.m., Eastern Time.

NOTE: This correspondence is for informational purposes only and should not be relied upon to project the tax character of actual Fund distributions for the 2013 calendar year.

NO ACTION IS REQUIRED ON YOUR PART.

Eaton Vance Tax-Managed Buy-Write Opportunities Fund

November 29, 2013

Dear Eaton Vance Fund Shareholder:

This notice provides shareholders of the Eaton Vance Tax-Managed Buy-Write Opportunities Fund (NYSE: ETV) with important information concerning the distribution declared in December 2013. You are receiving this notice as a requirement of the Fund’s managed distribution plan (Plan). The Board of Trustees approved the implementation of the Plan to make monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share. This information is sent to you for informational purposes only and is an estimate of the sources of the December distribution. It is not determinative of the tax character of the Fund’s distributions for the 2013 calendar year.

The amounts and sources of distributions reported in this notice are estimates, are not being provided for tax reporting purposes and the distribution may later be determined to be from other sources including realized short-term gains, long-term gains, to the extent permitted by law, and return of capital. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Distribution Period: December 2013

Distribution Amount per Common Share: $0.1108

The following table sets forth an estimate of the sources of the Fund’s December distribution and its cumulative distributions paid this fiscal year to date. Amounts are expressed on a per common share basis and as a percentage of the distribution amount.

Eaton Vance Tax-Managed Buy-Write Opportunities Fund

Source	Current Distribution	% of Current Distribution	Cumulative Distributions for the Fiscal Year-to-Date[1]	% of the Cumulative Distributions for the Fiscal Year-to-Date[1]
Net Investment Income	$0.0110	9.9%	$0.1276	9.6%
Net Realized Short-Term Capital Gains	$0.0000	0.0%	$0.0000	0.0%
Net Realized Long-Term Capital Gains	$0.0000	0.0%	$0.0000	0.0%
Return of Capital or Other Capital Source(s)	$0.0998	90.1%	$1.2020	90.4%

Total per common share	$0.1108	100.0%	$1.3296	100.0%

[1]	The Fund’s fiscal year is January 1, 2013 to December 31, 2013

IMPORTANT DISCLOSURE: You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Plan. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’ The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and/or tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Set forth in the table below is information relating to the Fund’s performance based on its net asset value (NAV) for certain periods.

Average annual total return at NAV for the 5-year period ended on November 30, 2013[1]	18.12%
Annualized current distribution rate expressed as a percentage of NAV as of November 30, 2013[2]	9.04%
Cumulative total return at NAV for the fiscal year through November 30, 2013[3]	17.10%
Cumulative fiscal year to date distribution rate as a percentage of NAV as of November 30, 2013[4]	8.29%

[1]	Average annual total return at NAV represents the simple arithmetic average of the annual NAV total returns of the Fund for the 5-year period ended on November 30, 2013.
[2]	The annualized current distribution rate is the cumulative distribution rate annualized as a percentage of the Fund’s NAV as of November 30, 2013.
[3]	Cumulative total return at NAV is the percentage change in the Fund’s NAV for the period from the beginning of its fiscal year to November 30, 2013 including distributions paid and assuming reinvestment of those distributions.
[4]	Cumulative fiscal year distribution rate for the period from the beginning of its fiscal year to November 30, 2013 measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of November 30, 2013.

If you have any questions regarding this information, please contact your investment advisor or an Eaton Vance Investor Services associate at 1-800-262-1122. Our associates are available to assist you Monday-Friday 8:30 a.m. to 5:30 p.m., Eastern Time.

NOTE: This correspondence is for informational purposes only and should not be relied upon to project the tax character of actual Fund distributions for the 2013 calendar year.

NO ACTION IS REQUIRED ON YOUR PART.

Eaton Vance Tax-Managed Buy-Write Opportunities Fund

December 31, 2013